UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2014

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1175 Lancaster Avenue, Suite 100

Berwyn, PA 19312

(Address of Principal Executive Offices) (Zip Code)

(484) 324-7980

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 1, 2014, JetPay Corporation (the “Company”) entered into a Securities Purchase Agreement with Ithan Creek Master Investors (Cayman) L.P. (“Wellington”) pursuant to which the Company agreed to sell to Wellington, upon the satisfaction of certain conditions, up to 9,000 shares of Series A-1 Convertible Preferred Stock, par value $0.001 (“Series A-1Preferred”) for an aggregate purchase price of up to $2,700,000. In addition, the Series A-1 Preferred will be convertible into shares of the Company’s common stock, par value $0.001 (“Common Stock”) or, in certain circumstances, Series A-2 Convertible Preferred Stock, par value $0.001 per share (“Series A-2 Preferred”). The conversion into Common Stock would be equal to the number of shares of Series A-1 Preferred being converted multiplied by $300 and divided by the then-applicable conversion price, which initially will be $3.00. The conversion price of the Series A-1 Preferred is subject to downward adjustment in the future upon the occurrence of certain dilutive events, should they occur. The following discussion of the Securities Purchase Agreement provides only a summary of the material terms and conditions of the Securities Purchase Agreement and is qualified in its entirety to the full text of the Securities Purchase Agreement Company which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Preferred Stock Purchase

Following the initial purchase and sale of 2,250 shares of Series A-1 Preferred, at any time when Flexpoint Fund II, L.P. (“Flexpoint”) purchases Series A Preferred Stock, par value $0.001 per share (“Series A Preferred”), Wellington will have the option, but not the obligation, to purchase up to the number of shares of Series A-1 Preferred equal to 6.75% of the number of shares of Series A Preferred purchased by Flexpoint. All shares of Series A-1 Preferred Stock have a purchase price of $300 per share. As a result of the purchase by Flexpoint of $1.4 million of Series A Preferred on April 14, 2014, Wellington exercised its option to purchase an additional 315 shares of Series A-1 Preferred Stock at the initial closing, which such amount represented 6.75% of the Flexpoint’s purchase on April 14, 2014.

Restrictions on Transfer

Subject to certain exceptions, Wellington is prohibited from transferring any shares of Series A-1 Preferred, shares of Series A-2 Preferred or shares of Common Stock, into which such shares of Series A-1 Preferred or Series A-2 Preferred are converted, until January 1, 2015.

Representations and Warranties

The Securities Purchase Agreement contains representations and warranties by the Company relating to, among other things, the Company’s corporate organization and capitalization, the due authorization of the Securities Purchase Agreement and the transactions contemplated thereby, the Company’s filings with the Securities and Exchange Commission, including the financial statements included therein, litigation, environmental compliance, taxes, insurance, employee benefits, the absence of undisclosed liabilities, the absence of a material adverse change in the Company’s business since December 31, 2012, internal controls, compliance with laws and permits and the absence of conflicts and third party approval rights in connection with the transactions contemplated by the Securities Purchase Agreement.

Survival and Indemnification

Other than certain fundamental representations which survive for the applicable statute of limitations, Wellington’s and the Company’s representations and warranties survive for 18 months after the applicable closing in which such representations and warranties were made. The Company has agreed to indemnify Wellington for any breaches of the Company’s representations and warranties, certain specified matters and for any breaches of the Company’s covenants in the Securities Purchase Agreement. Other than with respect to breaches of certain fundamental representations, Wellington is only entitled to indemnification for breaches of the Company’s representations and warranties if the cumulative damages from any breaches exceed greater of $100,000, and Wellington is not entitled to indemnification for any damages in excess of the aggregate purchase price for Series A-1 Preferred purchased pursuant to the Securities Purchase Agreement. Any amounts that Wellington is entitled to as a result of the Company’s indemnification obligations are structured as a reduction in the conversion price of the Series A-1 Preferred based on the diminution in pre-money equity value of the Common Stock as a result of the breach, other than with respect to breaches of the Company’s covenants, with respect to which Wellington can elect to receive in cash.

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Registration Rights

In connection with the consummation of the Securities Purchase Agreement, the Company granted the holders of the Series A-1 Preferred unlimited “piggy-back” registration rights, subject to certain exceptions. In all cases, the Company is obligated to reimburse the holders of Series A-1 Preferred for their expenses incurred with such registration.

Certificate of Designation of Preferred Stock

General

The Series A-1 Preferred will be convertible into shares of the Company’s Common Stock at the ratio described below. The Series A-1 Preferred has no stated maturity; however, the shares of Series A-1 Preferred are subject to redemption by the Company and may be required to be redeemed by the holders in certain circumstances as described below. The following description of the Certificate of Designation of Series A-1 Preferred Stock is qualified in its entirety by reference to the full text of the form of Certificate of Designation of Series A-1 Preferred Stock, which is attached as an Exhibit 3.1 and is incorporated by reference herein.

Ranking

The Series A-1 Preferred will have an initial liquidation preference of $600 per share and will rank senior to the Company’s Common Stock and pari passu with the Series A Preferred purchased by Flexpoint with respect to distributions of assets upon the Company’s liquidation, dissolution or winding up. The shares of Series A-1 Preferred will be equity interests and will not constitute indebtedness. In the event of bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to us, indebtedness will effectively rank senior to the Series A-1 Preferred, and the holders of indebtedness will be entitled to the satisfaction of any amounts owed to them prior to the payment of the then applicable liquidation preference of any capital stock, including the Series A-1 Preferred.

Liquidation Rights

If the Company voluntarily or involuntarily liquidates, dissolves or winds up its affairs or undergoes a change of control, each holder of the Series A-1Preferred will be entitled to receive out of the Company’s assets available for distribution to stockholders, after satisfaction of liabilities to creditors, if any, and before any distribution of assets is made on the Common Stock or any of the Company’s other shares of stock ranking junior as to such a distribution to the Series A-1 Preferred, a liquidating distribution in the amount that is the greater of (a) the aggregate liquidation preference of all such holder’s shares of Series A-1 Preferred plus any accrued but unpaid dividends thereon and (b) the amount such holder would receive as a holder of Common Stock assuming the prior conversion of each of its shares of Series A-1 Preferred.

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In any such distribution, if the Company’s assets are not sufficient to pay the liquidation preferences in full to all holders of the Series A-1 Preferred, the amounts paid to the holders of Series A-1 Preferred and Series A Preferred will be paid pro rata in accordance with the respective aggregate liquidation preferences of those holders. In any such distribution, the “liquidation preference” of any holder of Series A-1 Preferred means the initial liquidation preference of $600 subject to certain adjustments. If the liquidation preference has been paid in full to all holders of the Series A-1 Preferred and Series A Preferred, then the holders of the Company’s other stock shall be entitled to receive all of the Company’s remaining assets according to their respective rights and preferences.

Conversion; Anti-Dilution Adjustments

Any holder of Series A-1 Preferred may at any time convert such holder’s shares of Series A-1 Preferred into that number of shares of Common Stock equal to the number of shares of Series A-1 Preferred being converted multiplied by $300 and divided by the then-applicable conversion price, which initially will be $3.00. Additionally, at any time a holder of Series A Preferred elects to convert any shares of Series A Preferred into shares of Common Stock, the holders of the Series A-1 Preferred shall be required to convert that number of shares of Series A-1 Preferred equal to the product of (i) the number of shares of Series A-1 Preferred held by such holder and (ii) a fraction, the numerator of which is the number of shares of Series A Preferred being converted and the denominator of which is the aggregate amount of Series A Preferred then outstanding. Notwithstanding the above, no holder of the Series A-1 Preferred can convert if the as a result of such conversion, such holder would beneficially own 9.9% or more of the Company’s Common Stock. If at any time, no shares of Series A Preferred remain outstanding and shares of Series A-1 Preferred remain outstanding because of the limitation in the preceding sentence, all shares of Series A-1 Preferred shall automatically convert into shares of Series A-2 Preferred at a 1:1 ratio.

If at any time after the Initial Closing, subject to certain exceptions, the Company issues shares of Common Stock or securities convertible or exercisable into Common Stock below the then-applicable conversion price, the conversion price will be adjusted downward to equal the issue price of such stock or exercise or conversion price of such securities for so long as secured convertible notes issued under the Company’s $10 million Secured Convertible Promissory Note Agreement (the “Note Agreement”) remain outstanding. Thereafter, any issuances of Common Stock or securities convertible or exercisable into Common Stock below the then-applicable conversion price will result in a downward adjustment of the then-applicable conversion price based on a weighted average calculation. Additionally, the conversion price is subject to adjustment for any stock split, stock dividend or other similar proportionate reduction or increase of the authorized number of shares of Common Stock.

Redemption

Holders of the Series A-1 Preferred will have the right to request redemption of any shares of Series A-1 Preferred issued at least five years prior to the date of such request by delivering written notice to the Company at the then applicable liquidation value per share, unless holders of a majority of the outstanding Series A-1 Preferred and Series A Preferred (which much include a majority of the Series A Preferred) elect to waive such redemption request on behalf of all holders of Series A-1 Preferred. Additionally, at any time a holder of Series A Preferred elects to redeem any shares of Series A Preferred, the holders of the Series A-1 Preferred shall be required to redeem that number of shares of Series A-1 Preferred equal to the product of (i) the number of shares of Series A-1 Preferred held by such holder and (ii) a fraction, the numerator of which is the number of shares of Series A Preferred being redeemed and the denominator of which is the aggregate amount of Series A Preferred then outstanding, unless the holders of the Series A-1 Preferred exercise their right to convert the Series A-1 Preferred into Common Stock before such redemption by the holder(s) of the Series A Preferred. The liquidation value will initially be $600 per share and will be subject to adjustment for any stock split, stock dividend or other similar proportionate reduction or increase of the authorized number of shares of Common Stock.

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Voting Rights

The holders of the Series A-1 Preferred will be entitled to vote upon all matters upon which holders of common stock have the right to vote, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. The holders of the Series A-1 Preferred will be entitled to the number of votes as the number of shares of common stock as the Series A-1 Preferred is convertible into assuming a conversion price of $3.00 per share.

Events of Noncompliance

An “Event of Noncompliance” shall have occurred if:

•	the Company fails to make any required redemption payment with respect to the Series A-1 Preferred;

•	the Company breaches the Securities Purchase Agreement after the Initial Closing, and such breach has not been cured with thirty days after receipt of notice thereof;

•	the Company or any subsidiary makes an assignment for the benefit of creditors, admits its insolvency or is the subject of an order, judgment or decree adjudicating such entity as insolvent, among other similar actions;

•	a final judgment in excess of $5,000,000 is rendered against the Company or any subsidiary that is not discharged within 60 days thereafter; or

•	an event of default has occurred under either the Note Agreement or the Loan and Security Agreement, dated as of December 28, 2012, by and among ADC, PTFS and Metro Bank and such event of default has not been cured within thirty days after receipt of notice thereof.

Upon the occurrence of an Event of Noncompliance, the holders of a majority of the Series A-1 Preferred may demand immediate redemption of all or a portion of the Series A-1 Preferred at the then-applicable liquidation value. Such right to control a minimum majority of the Board would exist for so long as the Event of Noncompliance was continuing.

Certificate of Designation of Series A-2

General

The Series A-2 Preferred will be convertible into shares of the Company’s Common Stock at the ratio described below. The Series A-2 Preferred has no stated maturity are not redeemable. The following description of the Certificate of Designation of Series A-2 Preferred is qualified in its entirety by reference to the full text of the form of Certificate of Designation of Series A-2 Preferred, which is attached as an Exhibit 3.2 and is incorporated by reference herein.

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Ranking

The Series A-2 Preferred will rank pari passu to the Company’s Common Stock with respect to distributions of assets upon the Company’s liquidation, dissolution or winding up. The shares of Series A-2 Preferred will be equity interests and will not constitute indebtedness. In the event of bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to us, indebtedness will effectively rank senior to the Series A-2 Preferred, and the holders of indebtedness will be entitled to the satisfaction of any amounts owed to them prior to the payment of any amounts on any capital stock, including the Series A-2 Preferred.

Liquidation Rights

If the Company voluntarily or involuntarily liquidates, dissolves or winds up its affairs or undergoes a change of control, each holder of the Series A-2 Preferred will be entitled to receive out of the Company’s assets available for distribution to stockholders, after satisfaction of liabilities to creditors and any shares of Series A-1 Preferred and Series A Preferred, if any, pari passu with any holder of Common Stock, a liquidating distribution in the amount such holder would receive as a holder of Common Stock assuming the prior conversion of each of its shares of Series A-2 Preferred into Common Stock.

Conversion; Anti-Dilution Adjustments

Any holder of Series A-2 Preferred may at any time convert such holder’s shares of Series A-2 Preferred into that number of shares of Common Stock equal to the number of shares of Series A-2 Preferred being converted multiplied by $300 and divided by the then-applicable conversion price, which initially will be $3.00. Notwithstanding the above, no holder of the Series A-2 Preferred can convert if the as a result of such conversion, such holder would beneficially own 9.9% or more of the Company’s Common Stock.

If at any time after the Initial Closing, subject to certain exceptions, the Company issues shares of Common Stock or securities convertible or exercisable into Common Stock below the then-applicable conversion price, the conversion price will be adjusted downward to equal the issue price of such stock or exercise or conversion price of such securities for so long as secured convertible notes issued under the Note Agreement remain outstanding. Thereafter, any issuances of Common Stock or securities convertible or exercisable into Common Stock below the then-applicable conversion price will result in a downward adjustment of the then-applicable conversion price based on a weighted average calculation. Additionally, the conversion price is subject to adjustment for any stock split, stock dividend or other similar proportionate reduction or increase of the authorized number of shares of Common Stock.

Voting Rights

The holders of the Series A-2 Preferred will be entitled to vote upon all matters upon which holders of common stock have the right to vote, such votes to be counted together with all other shares of capital stock having general voting powers and not separately as a class. The holders of the Series A-2 Preferred will be entitled to the number of votes as the number of shares of common stock as the Series A-2 Preferred is convertible into assuming a conversion price of $3.00 per share.

Item 3.02. Unregistered Sales of Equity Securities

On May 5, 2014, the Company issued 2,565 shares of Preferred Stock to Wellington for an aggregate of $769,500, less certain agreed-upon reimbursable expenses of Wellington. The information set forth in Item 1.01 above is incorporated by reference herein.

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Based upon certain representations of Wellington made in the Securities Purchase Agreement, the issuance of the Series A-1 Preferred to Wellington was consummated in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On May 5, 2014, the Company filed the Certificate of Designation of Series A-1 Convertible Preferred Stock and the Certificate of Designation of Series A-2 Convertible Preferred Stock with the Secretary of State of the State of Delaware, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively and incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Series A-1 Convertible Preferred Stock

3.2	Certificate of Designation of Series A-2 Convertible Preferred Stock

4.1	Securities Purchase Agreement, dated as of May 1, 2014, by and between the Company and Wellington.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2014

JETPAY CORPORATION

By:	/s/ Gregory M. Krzemien
Name:	Gregory M. Krzemien
Title:	Chief Financial Officer

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